EXHIBIT 10.5

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of __April, 3rd____________, 2007, by and among (i) SILICON VALLEY BANK, a California corporation and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”), and (ii) TECHNEST HOLDINGS, INC., a Nevada corporation, with offices at 1 McKinley Sq., Fifth Floor, Boston, Massachusetts 02109 (“Technest”), E-OIR TECHNOLOGIES, INC., a Virginia corporation, with offices at 10300 Spotsylvania Ave., Suite 220, Fredericksburg, Virginia 22408 (“EOIR”), and GENEX TECHNOLOGIES INCORPORATED, a Maryland corporation, with offices at 10411 Motor City Drive, Suite 650, Bethesda, Maryland 20817 (“Genex”) (hereinafter, Technest, EOIR and Genex are jointly and severally, individually and collectively, referred to as “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 4, 2006, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 4, 2006, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of February 14, 2007, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated August 4, 2006 (the “IP Security Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.2 thereof:

“ (a) Interest Rate. Subject to Section 2.2(b), the principal amount of Term Advances outstanding shall initially accrue interest at a floating per annum rate equal to two and three-quarters of one percentage points (2.75%) above the Prime Rate, which interest shall be payable monthly. Upon the Borrower’s achieving a Fixed Charge Coverage Ratio of at least 1.75 to 1.0 for three (3) consecutive fiscal quarters after the Effective Date, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to two percentage points (2.00%) above the Prime Rate, which interest shall be payable monthly. Upon the Borrower’s achieving a Fixed Charge Coverage Ratio of at least 2.0 to 1.0 for three (3) consecutive fiscal quarters after the Effective Date, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to one and one-half of one percentage points (1.50%) above the Prime Rate, which interest shall be payable monthly.”

and inserting in lieu thereof the following:

“ (a) Interest Rate. Subject to Section 2.2(b), the principal amount of Term Advances outstanding shall initially accrue interest at a floating per annum rate equal to three and one-half of one percentage points (3.50%) above the Prime Rate, which interest shall be payable monthly. Upon the Borrower’s achieving a monthly Fixed Charge Coverage Ratio measured on May 31, 2007, and on the last day of each subsequent month, for the three (3) month period ending on the last day of such month, of (i) at least 1.0:1.0 but less than 1.25:1.0, then, during such month, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to three and one-quarter of one percentage points (3.25%) above the Prime Rate, which interest shall be payable monthly, (ii) at least 1.25:1.0 but less than 1.5:1.0, then, during such month, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to three percentage points (3.0%) above the Prime Rate, which interest shall be payable monthly, and (iii) at least 1.5:1.0, then, during such month, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to two and three-quarters of one percentage points (2.75%) above the Prime Rate, which interest shall be payable monthly. Notwithstanding the foregoing, if Borrower achieves a monthly Fixed Charge Coverage Ratio measured on May 31, 2007, and on the last day of each subsequent month, for the three (3) month period ending on the last day of such month, of at least 1.25:1.0 (which calculation is inclusive of the principal and interest payments due to Shelter Island Opportunity Fund, LLC during such period, and, without such inclusion, would be at least 1.5:1.0), then, during such month, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to two and three-quarters of one percentage points (2.75%) above the Prime Rate. In addition, upon the Borrower’s achieving a Fixed Charge Coverage Ratio of at least (a) 1.75 to 1.0 for three (3) consecutive fiscal quarters after the Effective Date, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to two percentage points (2.00%) above the Prime Rate, which interest shall be payable monthly, and (b) 2.0 to 1.0 for three (3) consecutive fiscal quarters after the Effective Date, the principal amount of Term Advances outstanding shall accrue interest at a floating per annum rate equal to one and one-half of one percentage points (1.50%) above the Prime Rate, which interest shall be payable monthly.”

2	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.7 thereof:

“ (b) Fixed Charge Coverage Ratio. A monthly Fixed Charge Coverage Ratio measured on the last day of every month, for the three (3) month period ending on the last day of such month, of at least 1:0 to 1:0 through periods ending November 30, 2006; at least 1.25:1.0 for periods ending on December 31, 2006 through May 31, 2007; and at least 1.50:1.0 for all periods thereafter.”

and inserting in lieu thereof the following:

“ (b) Fixed Charge Coverage Ratio. A monthly Fixed Charge Coverage Ratio measured on the last day of every month, for the three (3) month period ending on the last day of such month, of at least (i) 1:0 to 1:0 through periods ending November 30, 2006, (ii) 1.25:1.0 for the periods ending on December 31, 2006 and January 31, 2007, (iii) 1.0:1.0 for the period ending on May 31, 2007, (iv) 1.25:1.0 for the periods ending on June 30, 2007 and July 31, 2007, and (v) 1.50:1.0 for the period ending August 31, 2007 and for all periods thereafter.

(c) EBITDA. Monthly EBITDA of at least (i) $1.00 for the month ending February 28, 2007, (ii) $65,000.00 for the month ending March 31, 2007, and (iii) $150,000.00 for the month ending April 30, 2007.”

3	The Loan Agreement shall be amended by deleting the following definition, appearing alphabetically in Section 13 thereof:

“ “EBITDA” shall mean earnings before interest, taxes, depreciation and amortization.”

and inserting in lieu thereof the following:

“ “EBITDA” shall mean earnings before interest, taxes, depreciation and amortization, plus, for the months of March 2007, April 2007 and May 2007, any portion of the Restructuring Fees paid to Bank during such month.”

4	The Loan Agreement shall be amended by inserting the following definition, appearing alphabetically in Section 13 thereof:

“ “2007 Loan Modification Agreements” are, collectively, (a) the Second Loan Modification Agreement dated as of April 3, 2007 in connection with this Agreement, and (b) the Second Loan Modification Agreement dated as of April 3, 2007 in connection with the Receivables Loan and Security Agreement.”

“ “Restructuring Fees” are commitment or facility fees, in an amount not to exceed $150,000, which are contractually due and owing to Bank pursuant to the 2007 Loan Modification Agreements.”

5	The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

B.
Waiver. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the financial covenant set forth in Section 6.7(b) (relative to Borrower’s Fixed Charge Coverage Ratio) thereof as of the three-month period ending January 31, 2007. Bank’s waiver of Borrower’s compliance of said affirmative covenant shall apply only to the foregoing specific period.

4. FEES. Borrower shall pay to Bank a commitment fee equal to Twenty Five Thousand Dollars ($25,000.00), which fee shall be earned as of the date hereof and shall be due and payable as follows: (a) $5,000.00 on the date hereof; (b) $10,000.00 upon the earlier to occur of (i) April 15, 2007, (ii) the early termination of the Loan Agreement, and (iii) the occurrence of an Event of Default; and (c) $10,000.00 upon the earlier to occur of (i) May 15, 2007, (ii) the early termination of the Loan Agreement, and (iii) the occurrence of an Event of Default. Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF IP SECURITY AGREEMENT. Except as set forth on Exhibit A to the First Loan Modification Agreement, Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

6. RATIFICATION OF PERFECTION CERTIFICATES. Except as set forth on Exhibit A to the First Loan Modification Agreement, Technest hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 4, 2006 between Technest and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in the Perfection Certificate have not changed, as of the date hereof. Except as set forth on Exhibit A to the First Loan Modification Agreement, EOIR hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 4, 2006 between EOIR and Bank, and acknowledges, confirms and agrees the disclosures and information EOIR provided to Bank in the Perfection Certificate have not changed, as of the date hereof. Except as set forth on Exhibit A to the First Loan Modification Agreement, Genex hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 4, 2006 between Genex and Bank, and acknowledges, confirms and agrees the disclosures and information Genex provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[The remainder of this page is intentionally left blank]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:	BANK:
TECHNEST HOLDINGS, INC.	SILICON VALLEY BANK

By:	By: Gage Gilmore
Name: Gino Pereira	Name Gage Gilmore
Title: Chief Financial Officer	Title: Vice President

E-OIR TECHNOLOGIES, INC.
By:
Name: Gino Pereira
Title: Chief Financial Officer

GENEX TECHNOLOGIES INCORPORATED
By:
Name: Gino Pereira
Title: Chief Financial Officer

The undersigned, MARKLAND TECHNOLOGIES, INC., ratifies, confirms and reaffirms, all and singular, the terms and conditions of: (a) a certain Unconditional Guaranty dated as of August 4, 2006 (the “Guaranty”), and (b) a certain Stock Pledge Agreement dated as of August 4, 2006 (the “Stock Pledge Agreement”) and acknowledges, confirms and agrees that the Guaranty and Stock Pledge Agreement each shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

MARKLAND TECHNOLOGIES, INC.

By:
Name: Gino Pereira
Title: Chief Financial Officer

Exhibit A

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date: _________________________
FROM:	(A) TECHNEST HOLDINGS, INC.
(B) E-OIR TECHNOLOGIES, INC.
(C) GENEX TECHNOLOGIES INCORPORATED

The undersigned authorized officer of Technest Holdings, Inc., E-OIR Technologies, Inc. and Genex Technologies Incorporated (“Borrower”) certifies that under the terms and conditions of the Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Deferred Revenue Report, Funded Backlog schedules, A/R & A/P Agings	Monthly within 30 days	Yes No
__________________________
The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Quick Ratio*	_____:1.0	_____:1.0	Yes No
Minimum Fixed Charge Coverage Ratio**	_____:1.0	_____:1.0	Yes No
EBITDA***	$_______	$_______

*As set forth in Section 6.7(a) of the Loan and Security Agreement.
**As set forth in Section 6.7(b) of the Loan and Security Agreement.
***As set forth in Section 6.7(c) of the Loan and Security Agreement.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Technest Holdings, Inc.

By:  __________________________
Name: ________________________
Title: _________________________

E-OIR Technologies, Inc.

By: __________________________
Name: ________________________
Title: _________________________

Genex Technologies Incorporated

By: __________________________
Name: ________________________
Title: _________________________

BANK USE ONLY

Received by: _____________________
authorized signer
Date:  _________________________

Verified: ________________________
authorized signer
Date:  _________________________

Compliance Status: Yes      No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated: ____________________

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.

I. Quick Ratio (Section 6.7(a))
Required: _____:1.00

Actual:

A.	Aggregate value of the unrestricted cash at Bank and cash equivalents of Borrower	$ _________
B.	Aggregate value of the net billed accounts receivable of Borrower	$ _________
C.	Quick Assets (the sum of lines A and B)	$ _________
D.	Aggregate value of liabilities of Borrower (including all Indebtedness) but excluding Subordinated Debt permitted by Bank to be paid by Borrower to Affiliates	$ _________
E.	Current Liabilities (line D)	$ _________
F.	Quick Ratio (line C divided by line E)

Is line F equal to or greater than ___:1:00?

______ No, not in compliance       ______ Yes, in compliance

II. Fixed Charge Coverage Ratio (See definitions and Section 6.7(b))

Required:   _________

Actual:

A.	Borrower’s EBITDA, plus non-cash stock compensation expenses and other non-cash expenses as reasonably determined by Borrower and allowed by Bank, plus Restructuring Fee	$ ________
B.
The sum of Borrower’s principal and interest payments on all debt, cash taxes, dividends and unfunded capital expenditures (not including amounts paid to Markland pursuant to clause (c) of Section 7.8)
$ ________
C.	Fixed Charge Coverage Ratio (line A divided by Line B)	_____:1.00

Is line C less than or equal to ____:1.00?

_____   No, not in compliance        _____  Yes, in compliance

III. EBITDA (see definitions and Section 6.7(c))
Required: _____

Actual:    _____

______ No, not in compliance       ______ Yes, in compliance